UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): OCTOBER 8, 2003
                                                          ---------------


                             NOVA BIOGENETICS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  1-16703                     58-2618895
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)


             8601 DUNWOODY PLACE, SUITE 338, ATLANTA, GEORGIA 30350
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code   (770) 650-6508
                                                     --------------

                       HEALTHCARE NETWORK SOLUTIONS, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER IMPORTANT INFORMATION

MANAGEMENT

         Our directors and executive officers are as follows. Our directors serve until the next annual meeting of our stockholders and our officers hold their positions at the pleasure of the board of directors, subject to the terms of their employment agreements which are described elsewhere herein There is no arrangement or understanding between our directors and officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

          NAME                      AGE      POSITIONS HELD
          ----                      ---      --------------

          Dr. Cecil Smith           50       CEO / Interim COB

          Jerry Smith               60       President

          Timothy C. Moses          47       Director / Secretary Treasurer

          Dr. Kevin F. Smith        44       Director

CHIEF EXECUTIVE OFFICER/INTERIM CHAIRMAN OF THE BOARD - Dr. Cecil Smith has an extensive background in biohazard science, microbiology, clinical trials and laboratory research. In 1983 he received his Doctorate of Public Health - Biohazard Science and Laboratory Practice from the University of North Carolina, received his Master of Public Health in 1980, and received his Master of Science, Microbiology in 1977 from North Dakota State University.

Dr. Smith is an esteemed professional having several accreditations and has achieved many accomplishments as outlined below: Master of Science, Microbiology, North Dakota State University, Post-doctoral fellowship in infectious diseases, St. Jude Children's Research Hospital Farleigh S. Dickinson Fellow, recombinant DNA risk assessment studies, National Institutes of Health Assistant Vice President, Environmental Health and Safety, The Ohio State University The Ohio State University Distinguished Staff Award. The Ohio State University Business and Administration Pioneer Award Adjunct Professor, School of Public Health, Division of Environmental Sciences, The Ohio State University Member American Biological Safety Association, Publications Committee Member Ohio Public Employees Risk Reduction Advisory Committee Public Health Laboratories Director, The Tennessee Department of Health and Environment. Twenty years plus experience in public health, infectious diseases, risk analysis, biohazard control, occupational health and safety and environmental compliance Pioneered the development of state-of-the-art technology for microbial contamination control in a variety of settings including: healthcare facilities, the biotechnology industry and the disaster restoration/indoor environment arena National/International consulting experience. Member of The American Public Health Association and The American Biological Safety Association Member of the OSHA Advisory and Implementation Committees. Published in peer-reviewed Professional Journals Presented numerous technical papers to Professional Associations.

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

PRESIDENT/DIRECTOR OF BUSINESS DEVELOPMENT - Mr. Smith has extensive experience in the pharmaceutical industry serving over thirty four (34+) at Pharmacia, Pharmacia-Upjohn and its predecessors and joins the Company on July 1, 2003 as President. He has held positions in sales, marketing, field research, and management. He received his Bachelor of Science in Biology and Chemistry from Arkansas State University. Mr. Smith has been recognized for his many achievements and accomplishments, Bachelor of Science, Biology and Chemistry, Arkansas State University, Multiple recipient of The Upjohn Academy, Nominee for The W.E. Upjohn Award, Multiple recipient of Outstanding Employee Award, Advisory Board Committee Member, Georgia Academy of Family Physicians, Advisory Board Committee Member, Alabama Academy of Family Physicians, Member Alliance for Continuing Medical Education, Over thirty years of experience in the pharmaceutical industry, Conducted numerous medical presentations, Involved in numerous research studies with major medical institutions.

SECRETARY/TREASURER - Since the Company's inception Mr. Timothy Moses has served as Secretary of the Board, and has over twenty years of executive management experience originating at DOW Chemical where he originally secured the formulations and technology that make up the core technology behind Nova BioGenetics. Mr. Moses also serves as the President of International BioChemical Industries, Inc. (OTC:PK IBCIL), manages substantially all of the affairs of the company including sales, strategic planning, technology development and guides its financial affairs.

On February 6, 2003, the U.S. Securities and Exchange Commission ("SEC filed suit against IBCI and Timothy C. Moses, as IBCI's chief executive officer, alleging that they violated certain federal securities laws in releasing the press release. On February 21, 2003 IBCI and Mr. Moses settled the lawsuit. As part of the settlement, IBCI and Mr. Moses consented to the entry of certain Court orders without admitting or denying the allegations contained in the Commission's complaint.

DR. KEVIN SMITH/DIRECTOR - Dr. Kevin F. Smith, M.D., M.P. H. is a member of the Board of Directors. He has over 16 years of healthcare experience. Dr. Smith has held a number of positions in the field of occupational health and safety. He grew his practice to become one of the largest providers of occupational health in the state of Iowa and eventually merged that practice with Concentra. In addition, Dr. Smith served as medical director for Georgia HealthSouth Medical Clinics. He is Board Certified in the field of occupational health and has served on the faculty of Yale, Drake and Emory University. Currently, Dr. Smith also holds a board seat with Healthcare Network Solutions, Inc., an Atlanta based publicly traded company that provides outsourced healthcare management services, medical billing, consulting and dispensing services.

Chief Scientist - Dr. Cecil Smith is currently serving in this capacity. This position is currently open. However, the Company is outsourcing its scientific research to Universities and independent testing and research facilities at this time. The Company is currently searching and interviewing qualified candidates to fill this position who will be hired in conjunction with our initial round of financing. The role of chief scientist will be crucial in advancing the research and development efforts of the Company in a managed and focused manor that yields the highest results in line with our budgeting and the potential

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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVA BIOGENETICS, INC.

Dated: OCTOBER 8, 2003                 By: /s/ Dr. Cecil Smith
                                           ---------------------------
                                           Dr. Cecil Smith
                                           Chief Executive Officer,
                                           Interim Chairman of the Board



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